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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA Franklin Systematic U.S. Large Cap Value Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

September 10, 2021

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA Franklin Systematic U.S. Large Cap Value Portfolio (formerly, SA Dogs of Wall Street Portfolio) (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”).

On March 17, 2021, the Board of Trustees (the “Board”) of the Trust approved the appointment of Franklin Advisers, Inc. (“Franklin”) as the subadviser to the Portfolio, pursuant to a subadvisory agreement between SunAmerica Asset Management, LLC, the Portfolio’s investment adviser, and Franklin (the “Subadvisory Agreement”) with respect to the Portfolio. The Subadvisory Agreement became effective on July 12, 2021, which is the date that Franklin became the Portfolio’s subadviser.

In connection with the appointment of Franklin, the Board approved a change in the Portfolio’s name to the “SA Franklin Systematic U.S. Large Cap Value Portfolio,” along with changes to the Portfolio’s investment goal, principal investment strategies and techniques, and risks. These changes also became effective on July 12, 2021. For more information about the Portfolio’s investment goal, principal investment strategies and techniques, and risks, please refer to the Portfolio’s prospectus dated July 12, 2021.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the changes to the Portfolio, the Subadvisory Agreement and Franklin.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at (800) 445-7862 between the hours of 8:00 a.m. Pacific Time and 5 p.m. Pacific Time. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Franklin Systematic U.S. Large Cap Value Portfolio

P.O. Box 15570

Amarillo, Texas

79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA FRANKLIN SYSTEMATIC U.S. LARGE CAP VALUE PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA Franklin Systematic U.S. Large Cap Value Portfolio (formerly, SA Dogs of Wall Street Portfolio) (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or “Trustees”) of the Trust to appoint Franklin Advisers, Inc. (“Franklin” or the “Subadviser”) as the subadviser to the Portfolio.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT

REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At a meeting held on March 17, 2021 (the “Meeting”), the Board, including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or Franklin, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), approved the appointment of Franklin as the subadviser to the Portfolio, pursuant to a subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Franklin (the “Subadvisory Agreement”) with respect to the Portfolio. In connection with the appointment of Franklin, the Board also approved a change in the Portfolio’s name to the “SA Franklin Systematic U.S. Large Cap Value Portfolio,” and certain corresponding changes to the Portfolio’s investment goal, principal investment strategies and techniques, and risks. These changes and the Subadvisory Agreement became effective July 12, 2021.

The Trust has received an exemptive order from the Securities and Exchange Commission that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about September 10, 2021.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on October 7, 2020.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including Franklin, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the Subadvisory Agreement. For the fiscal year ended January 31, 2021, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$2,206,223	0.60%

In connection with the appointment of Franklin, and as set forth in the Portfolio’s prospectus dated July 12, 2021, the Portfolio’s investment goal was changed to long-term capital appreciation. The Portfolio attempts to achieve its investment goal by seeking to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. Under normal market conditions, the Portfolio holds 100 to 150 of the common stocks in the Index. The subadviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Additionally, the Portfolio’s principal risks were revised to include Factor-Based Investing Risk, Issuer Risk, Large-Cap Companies Risk and Securities Selection Risk and to delete Sector Risk. The Portfolio’s benchmark index also changed from the S&P 500® Index to the Index.

The Subadvisory Agreement

Effective July 12, 2021, and pursuant to the Subadvisory Agreement, Franklin assumed responsibility for the day-to-day management of the Portfolio. Under the terms of the Subadvisory Agreement, and subject to the oversight and review of SunAmerica, Franklin (i) manages the investment and reinvestment of the Portfolio’s assets; (ii) determines, in its discretion and subject to the oversight and review of SunAmerica, the securities and other investments or instruments to be purchased or sold; (iii) provides SunAmerica with records concerning its activities which SunAmerica or the Trust is required to maintain; and (iv) renders regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Franklin shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to Franklin from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations. The Subadvisory Agreement is attached as Exhibit A.

The Subadvisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to the

Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of the Trust, or by SunAmerica, on not less than 30 nor more than 60 days’ written notice to Franklin, or by Franklin on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Under the Subadvisory Agreement, Franklin is compensated by SunAmerica (and not the Portfolio) at the annual rate of 0.15% of the Portfolio’s daily net assets on the first $100 million, 0.13% of the Portfolio’s daily net assets on the next $150 million, 0.11% of the Portfolio’s daily net assets on the next $250 million, 0.09% of the Portfolio’s daily net assets on the next $250 million and 0.08% of the Portfolio’s daily net assets over $750 million.

For the most recent fiscal year ended January 31, 2021, SunAmerica received gross advisory fees from the Portfolio in the amount of $2,206,223 or 0.60% of the Portfolio’s average daily net assets. If the Subadvisory Agreement were in place during the same period, based on the Subadvisory Agreement, SunAmerica would have paid Franklin $474,474 in subadvisory fees, or 0.13% of the Portfolio’s average daily net assets, thus retaining $1,731,749, or 0.47% of average daily net assets, after payment of subadvisory fees to Franklin. This amount represents a 22.00% decrease in the advisory fees retained by SunAmerica during this period.

The subadvisory fees paid to Franklin and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the Subadvisory Agreement. The actual fees paid to Franklin and the actual advisory fees retained by SunAmerica may be different due to fluctuating asset levels and a variety of other factors.

Information about Franklin

Franklin is a California Corporation that holds approximately $1,557.3 billion1 in total client assets under management as of July 31, 2021. Franklin’s address is One Franklin Parkway, San Mateo, California 94403.

The following chart lists Franklin’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Franklin is One Franklin Parkway, San Mateo, California 94403.

1 Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton”), a publicly owned company engaged in the financial services industry through its subsidiaries. AUM information is provided for Franklin Templeton.

Name and Address	Principal Occupation
Rupert Harris Johnson	Director
Craig Steven Tyle	Chief Legal Officer
Breda Mary Beckerle	Chief Compliance Officer
Mark Lecho Constant	Treasurer
William Young Yun	Executive Vice President
Michael James Hasenstab	Executive Vice President
Edward Douglas Perks	President and Director
Michael Paul McCarthy	Executive Vice President and Chief Investment Officer
Stephen Harold Dover	Executive Vice President and Director
Roger Alan Bayston	Executive Vice President
Sonal Desai	Executive Vice President and Director
Wylie Allerton Tollette	Executive Vice President
Lindsey Harumi Oshita	Chief Financial Officer
Adam Jay Petryk	Executive Vice President

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with Franklin or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Franklin.

Franklin does not provide investment advisory or subadvisory services to mutual funds and/or institutional accounts that have investment strategies or objectives similar to that of the Portfolio.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the Subadvisory Agreement with respect to the Portfolio. In connection with this approval, the Board also approved certain changes to the Portfolio’s investment goal, investment strategies and techniques, as well as a change of the Portfolio’s name to “SA Franklin Systematic U.S. Large Cap Value Portfolio.”

In connection with the approval of the Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Franklin;

(3)	the size and structure of the subadvisory fees and any other material payments to Franklin;

(4)	the organizational capability and financial condition of Franklin and its affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by SunAmerica to Franklin.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding Franklin’s compliance and regulatory history. The Board also took into account extensive information from Franklin regarding its services provided to the Trust, which materials the Board reviewed at the Meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Franklin in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management.

Nature, Extent and Quality of Services Provided by the Subadviser

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Franklin. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that Franklin would be responsible for providing investment management services on a day-to-day basis. In such role, Franklin would (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Franklin’s history, structure and size, and investment experience. The Board considered the personnel of Franklin who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, Franklin has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Franklin who would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered Franklin’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser or sub-subadviser, as applicable, to the Portfolio. The Board considered Franklin’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Franklin’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Franklin and that there was a reasonable basis on which to conclude that Franklin would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees to be paid by SunAmerica and the amount of the management fees that it would retain, noting that there will be no change in the management fee paid by the Portfolio to SunAmerica. The

Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Franklin, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board requested information regarding advisory and subadvisory fees received by Franklin, as well as performance data, with respect to any other mutual funds or other accounts managed by Franklin with similar investment objectives and/or strategies to the Portfolio, as applicable. Franklin reported that it does not manage any such similar funds.

The Subadvised Expense Group consists of the Portfolio and two other multi-cap value funds underlying variable insurance products (“VIPs”) with disclosed subadviser agreements, as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio and all other multi-cap value funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of December 31, 2020, from Franklin. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board also considered simulated, back-tested performance of the Portfolio under Franklin’s proposed management and methodology for various periods ended December 31, 2020. The back-tested performance suggested that, if managed by Franklin according to the proposed new investment strategies and techniques, the Portfolio would have outperformed the Russell 1000 Index for the one-, three- and five-year periods and for five of the previous six calendar years. In considering this comparative performance information, however, the Board took into account management’s discussion regarding the simulated performance, including that back-tested performance is hypothetical and does not demonstrate actual performance and that past performance is not necessarily indicative of future results, and acknowledged that actual results of the Portfolio may differ.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether Franklin is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived

The Board noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board considered that the Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Franklin in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board considered other potential indirect benefits to Franklin as a result of its relationships with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Franklin’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Franklin in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement

The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Franklin as discussed above.

Conclusions

In reaching its decision to recommend the approval of the Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Franklin possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of September 3, 2021, there were approximately 31,099,198.92 shares outstanding of the Portfolio. As of September 3, 2021, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”) and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage

Class 1	AGL SA VCP Dynamic Strategy Portfolio	2,104,426.11 12,424,963.87	14.42% 85.12%

Class 2	AGL	377,277.53	100%

Class 3	AGL USL	14,825,469.07 980,958.15	91.94% 6.08%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. SA VCP Dynamic Strategy Portfolio is a series of the Trust and its address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of September 3, 2021, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of September 3, 2021.

Brokerage Commissions

For the fiscal year ended January 31, 2021, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2021, the Portfolio paid an aggregate amount of $441,390 in account maintenance and service fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Portfolio paid $1,740 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a

Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President SunAmerica Series Trust

Dated: September 10, 2021

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of October 7, 2019, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and FRANKLIN ADVISERS, INC., a California corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.       Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, as provided to the Subadviser, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, with respect to such furnished information, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.          Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the

Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser is authorized to exercise corporate actions with respect to equity and fixed income securities (including, but not limited to, dividends, warrants, rights offerings, tender offers, consents, restructurings, merger, reorganizations, recapitalizations, exchange, subscription, actions at debtholders meetings (and any other action relating to the exercise or enforcement of rights under, or the renegotiation of, the terms of a fixed income instrument)) for the Portfolio in the Subadviser’s discretion. Further, the Subadviser is authorized to disclose confidential information about the Adviser, the Portfolio and the Trust to third parties as necessary for the Portfolio to participate in any corporate actions for which it is eligible. The Adviser acknowledges that the Subadviser may not exercise a corporate action due to various factors, including, but not limited to, the Portfolio’s ineligibility to participate in such corporate action, the Subadviser’s lack of timely notice of the corporate action, the Subadviser’s inability to provide documentation within the period of time required for participation, or if the Subadviser otherwise determines that participation is not in the best interests of the Portfolio.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Portfolio(s), brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

3.         Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net asset value, as determined by the Portfolios’ custodian, in order to calculate the daily accrual).

If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.      Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.          Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.          Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.           Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.           Reference to the Subadviser. The parties agree that the names of the Subadviser and its affiliates and the Subadviser’s and its affiliates’ logos, trademarks, service marks or trade names and any derivatives of such (altogether “Subadviser Property”) are the valuable property of the Subadviser and its affiliates. The Adviser and the Trust may use Subadviser Property only: (1) to identify Subadviser as the subadviser to a Portfolio as required by law or governmental regulations; (2) in marketing materials for a Portfolio provided that such use is limited to: (a) identifying Subadviser and the services performed for the Portfolio by the Subadviser; and (b) providing biographical information about the Subadviser that is accurately derived from information provided by or made public by Subadviser or its affiliates; and (3) to name the Portfolio “SA Franklin U.S. Equity Smart Beta Portfolio.” Any other use of Subadviser Property must be expressly pre-approved in writing by Subadviser. Any change in any approved use of Subadviser Property including, without limitation, change in the name of a Portfolio, requires prior approval in writing by the Subadviser. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use Subadviser Property. If the Adviser or the Trust makes any unauthorized use of Subadviser Property, the parties acknowledge that the Subadviser and its affiliates shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Subadviser and its affiliates shall be entitled to injunctive relief, as well as any other remedy available under law.

9.           Liability of the Subadviser. (a) Except as may otherwise be provided by Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify and hold harmless the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from, or in connection with, the Subadviser’s rendering of services under this Agreement.

(b)        The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct hereunder, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.       Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.       Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.       Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.       Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.       Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.       Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.       Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.       Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.       Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Franklin Advisers, Inc.
One Franklin Parkway,
San Mateo, California 94403-1906
Attention: General Counsel

Adviser:	SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Attention: Gregory N. Bressler
Senior Vice President and General Counsel

20.       Use of the Services of Others. In rendering the services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act. Subadviser shall remain liable to Adviser for the performance of Subadviser’s obligations hereunder, to the extent specified in the Standard of Care provision of this Agreement, and Adviser shall not be responsible for any fees that any such person may charge to Subadviser for such services.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Gregory N. Bressler
Name:	Gregory N. Bressler
Title:	Senior Vice President, General Counsel and Assistant Secretary

FRANKLIN ADVISERS, INC.

By:	/s/ Ed Perks
Name:	Ed Perks
Title:	President, Franklin Advisers, Inc.

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the daily net assets the Subadviser manages in the Portfolio)

SA Franklin U.S. Equity Smart Beta Portfolio	0.15% on first $100 million 0.13% on next $150 million 0.11% on next $250 million 0.09% on next $250 million 0.08% over $750 million

AMENDMENT NO. 1

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is dated as of July 12, 2021, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and FRANKLIN ADVISERS, INC., a California corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated October 7, 2019 (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolio(s)”) of the Trust, as listed on Schedule A of the Subadvisory Agreement; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolio(s).

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Subadvisory Agreement as follows:

1.

Schedule A Amendment. Schedule A to the Subadvisory Agreement, which is attached hereto and made a part hereof, is hereby amended and restated to include the SA Franklin Systematic U.S. Large Cap Value Portfolio, a series of the Trust, by inserting the following to the fee table:

SA Franklin Systematic U.S. Large Cap Value Portfolio	0.15% on first $100 million 0.13% on next $150 million 0.11% on next $250 million 0.09% on next $250 million 0.08% over $750 million

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ SHARON FRENCH
Name:	Sharon French
Title:	President & Chief Executive Officer

FRANKLIN ADVISERS, INC.

By:	/s/ EDWARD PERKS
Name:	Ed Perks
Title:	President, Franklin Advisers, Inc.

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the daily net assets the Subadviser manages in the Portfolio)

SA Franklin Systematic U.S. Large Cap Value Portfolio	0.15% on first $100 million 0.13% on next $150 million 0.11% on next $250 million 0.09% on next $250 million 0.08% over $750 million

SA Franklin U.S. Equity Smart Beta Portfolio	0.15% on first $100 million 0.13% on next $150 million 0.11% on next $250 million 0.09% on next $250 million 0.08% over $750 million

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Franklin Systematic U.S. Large Cap Value Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a subadvisory agreement is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the subadvisory agreement.

As discussed in the Information Statement, on March 17, 2021, the Board of Trustees (the “Board”) of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, approved the appointment of Franklin Advisers, Inc. (“Franklin”) as the subadviser to the Portfolio, pursuant to a subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Franklin (the “Subadvisory Agreement”) with respect to the Portfolio. The Subadvisory Agreement became effective on July 12, 2021.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 10, 2021, to all participants in a contract who were invested in the Portfolio as of the close of business on July 12, 2021. A copy of the Information Statement will remain on AIG’s website until at least September 10, 2022, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until September 10, 2022. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.